CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
CONSOLIDATED BALANCE SHEETS
Accounts receivable trade, allowance	$ 28,156	$ 31,817
Advances to suppliers, allowance	6,498	9,301
Advances to suppliers, allowance	$ 22,131	$ 28,434
Common share, par value (in dollars per share)	$ 0	$ 0
Common shares, shares issued (in shares)	55,965,443	55,161,856
Common shares, shares outstanding (in shares)	55,965,443	55,161,856